Ivy Funds

Supplement dated June 19, 2020 to the

Ivy Funds Statement of Additional Information

dated October 31, 2019

as supplemented April 10, 2020

The Class Y shares and Class R shares of Ivy Accumulative Fund and Ivy Wilshire Global Allocation Fund have been liquidated and terminated. Therefore, such classes are no longer offered in the Statement of Additional Information (SAI). Accordingly, effective immediately, all references to Class Y shares and Class R shares of Ivy Accumulative Fund and Ivy Wilshire Global Allocation Fund in the SAI are hereby deleted.

Supplement	Statement of Additional Information	1